UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                                    Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of report (Date of earliest event reported): July 19, 2007


                               KEYSPAN CORPORATION

             (Exact Name of Registrant as Specified in Its Charter)


                                    New York

                 (State or Other Jurisdiction of Incorporation)


        1-14161                                              11-3431358
(Commission File Number)                       (IRS Employer Identification No.)


  175 East Old Country Road, Hicksville, New York               11801
     One MetroTech Center, Brooklyn, New York                   11201
       (Address of Principal Executive Offices)               (Zip Code)

                           (516) 755-6650 (Hicksville)
                            (718) 403-1000 (Brooklyn)
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13.e-4(c))












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


Cautionary Language Concerning Forward-Looking Statements
---------------------------------------------------------

     Certain statements contained herein are "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, which reflect numerous assumptions and estimates and involve a number of risks and uncertainties. For these statements, we claim the protection of the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995.

     There are possible developments that could cause our actual results to differ materially from those forecasted or implied in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are current only as of the date of this filing. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

     Among the factors that could cause actual results to differ materially are: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement with National Grid plc or the failure of the merger to close for any reason; volatility of energy prices used to generate electricity; fluctuations in weather and in gas and electric prices; general economic conditions, especially in the Northeast United States; our ability to successfully manage our cost structure and operate efficiently; our ability to successfully contract for natural gas supplies required to meet the needs of our customers; implementation of new accounting standards or changes in accounting standards or General Accepted Accounting Principles which may require adjustments to financial statements; inflationary trends and interest rates; the ability of KeySpan Corporation ("KeySpan") to identify and make complementary acquisitions, as well as the successful integration of such acquisitions; available sources and cost of fuel; creditworthiness of counterparties to derivative instruments and commodity contracts; the resolution of certain disputes with the Long Island Power Authority ("LIPA") concerning each party's rights and obligations under various agreements; retention of key personnel; federal and state regulatory initiatives that threaten cost and investment recovery and place limits on the type and manner in which we invest in new businesses and conduct operations; the impact of federal, state and local utility regulatory policies, legislation and orders on our regulated and unregulated businesses; potential write-down of our investment in natural gas properties when natural gas prices are depressed or if we have significant downward revisions in our estimated proved gas reserves; competition facing our unregulated Energy Services businesses; the degree to which we develop unregulated business ventures, as well as federal and state regulatory policies affecting our ability to retain and operate such business ventures profitably; a change in the fair market value of our investments that could cause a significant change in the carrying value of such investments or the carrying value of related goodwill; timely receipts of payments from our two largest customers, LIPA and the New York Independent System Operator; changes in the unforced capacity financial swap pricing structure; receipt of approval of certain agreements entered into with LIPA; other risks detailed from time to time in other reports and other documents filed by KeySpan with the Securities and Exchange Commission.

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


Item 1.01   Entry into a Material Definitive Agreement.

On March 23, 2007, KeySpan Corporation ("KeySpan"), National Grid USA and the Long Island Power Authority ("LIPA") announced that the parties had reached agreements in principle pursuant to which LIPA agreed to waive its contractual right to terminate certain operating agreements with KeySpan upon consummation of the merger between KeySpan and National Grid (the "Merger"), in exchange for enhancements to these agreements and certain other consideration. The agreements in principle were conditioned upon, among other things, the successful negotiation and execution of definitive documents and the receipt of all required governmental approvals. The parties have completed such negotiations, and the definitive agreements (the "2007 LIPA Agreements") were fully executed on July 19, 2007. Each of the 2007 LIPA Agreements will become effective upon the consummation of the Merger and receipt of all governmental approvals, which are pending.

Below is a summary of each of the 2007 LIPA Agreements:

1.  Agreement and Waiver
    --------------------

The Agreement and Waiver, dated as of March 22, 2007, is between National Grid USA, KeySpan, KeySpan Electric Services LLC, KeySpan Generation LLC, KeySpan Energy Trading Services LLC, LIPA and the Long Island Lighting Company d/b/a LIPA.

KeySpan and LIPA are parties to three long-term service agreements relating to LIPA's electric transmission and distribution system ("T&D System") on Long
Island: the Management Services Agreement ("MSA"), pursuant to which KeySpan operates and maintains the T&D System; the Power Supply Agreement ("PSA"), pursuant to which KeySpan supplies LIPA with electric generating capacity, energy, conservation and ancillary services from our Long Island generating units; and the Energy Management Agreement ("EMA"), pursuant to which KeySpan manages all aspects of the fuel supply for our Long Island generating facilities as well as all aspects of the capacity and energy owned or under contract to LIPA (collectively, the "1998 LIPA Agreements"). Pursuant to the terms of the 1998 LIPA Agreements, the change of control of KeySpan and its subsidiaries resulting from the Merger will cause an event of default, such that LIPA will have the contractual right to terminate these agreements upon the consummation of the Merger. The amendments to these agreements entered into in 2006, as described in our February 7, 2006 Form 8-K (collectively the "2006 LIPA Agreements"), for which the governmental approvals are still pending, contained similar provisions granting LIPA the right to terminate these agreements upon the consummation of the Merger.

The Agreement and Waiver provides that, in the event the Merger is consummated, LIPA will waive its contractual right to terminate the 1998 LIPA Agreements and the 2006 LIPA Agreements. In exchange for LIPA waiving its right to terminate these agreements, National Grid and KeySpan agreed to provide LIPA and its customers certain benefits, including:

     o $69 million (calculated on a net present value basis) of synergy savings generated by the Merger will be paid to LIPA;


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


     o The parties have agreed to certain enhancements to the 1998 LIPA Agreements and 2006 LIPA Agreements, as described more fully below;

     o KeySpan Generation LLC ("Genco") will design and implement a program to upgrade the operational and environmental controls systems for the Northport Generating Station (Unit Nos. 1, 2, 3 and 4) and the Port Jefferson Generating Station (Unit Nos. 3 and 4);

     o National Grid will perform a repowering study for the Northport Generating Station; and o KeySpan grants LIPA the option to acquire additional generating facilities on Long Island for potential repowering, as described more fully below.


A copy of the Agreement and Waiver and related exhibits are attached hereto as
Exhibit 99.1 and incorporated herein by reference. The foregoing description of the Agreement and Waiver is qualified in its entirety by reference to such Exhibit.

2.  Amendment to the Amended and Restated Management Services Agreement
    -------------------------------------------------------------------

The Amendment to the Amended and Restated Management Services Agreement, dated as of March 22, 2007 (the "MSA Amendment"), is between the Long Island Lighting Company d/b/a LIPA and KeySpan Electric Services LLC. The MSA Amendment amends the MSA, as previously amended by the Amended and Restated Management Services Agreement, dated as of January 1, 2006 (see our February 7, 2006 Form 8-K). The MSA Amendment: (i) expands the scope of regulatory representation services; (ii) provides LIPA additional approval rights for KeySpan managers providing services to LIPA; (iii) includes a commitment by KeySpan to maintain customer service and field personnel on Long Island; (iv) provides for enhanced energy efficiency programs, including a new clean energy performance metric; and (v) provides for $6 million of funding for storm hardening activities, including tree trimming.

A copy of the MSA Amendment and related  exhibits are attached hereto as Exhibit
99.2 and incorporated herein by reference. The foregoing description of the MSA Amendment is qualified in its entirety by reference to such Exhibit.

3.  Amendment to the Power Supply Agreement
    ---------------------------------------

The Amendment to the Power Supply Agreement, dated as of March 22, 2007 (the "PSA Amendment"), is between the Long Island Lighting Company d/b/a LIPA and Genco. The PSA Amendment amends the PSA to: (i) provide for a cost recovery mechanism for the costs associated with the operating and efficiency upgrades at the Northport and Port Jefferson Generating Stations installed pursuant to the Agreement and Waiver, and (ii) clarify the parties' understanding with regard to the treatment in any future rate making proceeding of the Merger-related synergy savings paid to LIPA pursuant to the Agreement and Waiver.

Genco will be permitted to recover the costs associated with the operating and efficiency controls at the Northport and Port Jefferson Generating Stations through the capacity charge under the PSA, but only to the extent such upgrades result in fuel and emissions savings to LIPA.

In any future rate proceeding before the Federal Energy Regulatory Commission following the effective date of the PSA Amendment, Genco shall receive an appropriate credit towards its cost of service rate calculation to reflect the synergy payments attributable to the PSA that are paid to LIPA pursuant to the Agreement and Waiver.

A copy of the PSA Amendment and related  exhibits are attached hereto as Exhibit
99.3 and incorporated herein by reference. The foregoing description of the PSA Amendment is qualified in its entirety by reference to such Exhibit.

4.  Omnibus Gas Transportation and Balancing Agreement
    --------------------------------------------------

The Omnibus Gas Transportation and Balancing Agreement, dated as of March 22, 2007, is between the Long Island Lighting Company d/b/a LIPA, the Long Island Power Authority, KeySpan, KeySpan Gas East Corporation and KeySpan Energy Trading Services LLC. The Omnibus Gas Transportation and Balancing Agreement extends the terms of the Agreement and Plan of Merger, dated as of June 26, 1997, that obligate KeySpan to provide interruptible gas transportation services, and related gas balancing services, at a negotiated rate to certain generating units under contract to LIPA.

A copy of the Omnibus Gas Transportation and Balancing Agreement and related exhibits are attached hereto as Exhibit 99.4 and incorporated herein by reference. The foregoing description of the Omnibus Gas Transportation and Balancing Agreement is qualified in its entirety by reference to such Exhibit.

5.  Right of First Refusal Agreement
    --------------------------------

The Right of First Refusal Agreement, dated as of Mach 22, 2007 (the "ROFR"), is between the Long Island Lighting Company d/b/a LIPA and Genco. The ROFR provides that, in the event Genco accepts a bona fide offer to sell any of the Genco generating units that are subject to the terms of the PSA to a Foreign Controlled Person (as such term is defined therein), LIPA shall have the right to purchase such units at the same price and on the same material terms.

A copy of the ROFR and related exhibits are attached hereto as Exhibit 99.5 and incorporated herein by reference. The foregoing description of the ROFR is qualified in its entirety by reference to such Exhibit.

6.  First Amendment to the Option and Purchase and Sale Agreement
    -------------------------------------------------------------

The First Amendment to the Option and Purchase and Sale Agreement, dated as of March 22, 2007 (the "Amendment to the Option Agreement"), is between the Long Island Lighting Company d/b/a LIPA and Genco. The Amendment to the Option Agreement amends certain terms of the Option and Purchase and Sale Agreement, dated as of January 1, 2006 (see our February 7, 2006 Form 8-K) (the "Option Agreement"), which granted LIPA the option to purchase Genco's Far Rockaway and/or E.F. Barrett Generating Stations at a price equal to the net book value of each facility. The Amendment to the Option Agreement extends the expiration date of LIPA's purchase option for the E.F. Barrett Generating Station and the Far Rockaway Generating Station to May 31, 2008.

The Amendment to the Option Agreement also provides LIPA an additional option to purchase the internal combustion units at the E.F. Barrett Generating Station site on the same terms and conditions, but only if LIPA also exercises it right to purchase the steam units at E.F. Barrett Generating Station.

A copy of the Amendment to the Option Agreement and related exhibits are attached hereto as Exhibit 99.6 and incorporated herein by reference. The foregoing description of the Amendment to the Option Agreement is qualified in its entirety by reference to such Exhibit.

7.  The Second Option and Purchase and Sale Agreement
    -------------------------------------------------

The Second Option and Purchase and Sale Agreement, dated as of March 22, 2007 (the "Second Option Agreement") is between Genco and the Long Island Lighting Company d/b/a LIPA. The Second Option Agreement grants to LIPA the option to purchase only Genco's Shoreham and/or Wading River generating stations (and certain related assets) at a price equal to 1.25 times the net book value of each facility on or before May 31, 2008.

If LIPA were to exercise the option to purchase one or both of the generation facilities, then (i) LIPA and KeySpan will enter into an operation and maintenance agreement, pursuant to which KeySpan will continue to operate these facilities for a fixed management fee plus reimbursement for certain costs, and
(ii) the existing PSA and EMA will be amended to reflect that the purchased facilities would no longer be covered by these agreements. It is anticipated that the fees received pursuant to the operation and maintenance agreement will offset the reduction in the operation and maintenance expense recovery component of the PSA and reduction in fees under the EMA.

A copy of the Second Option Agreement and related exhibits are attached hereto as Exhibit 99.7 and incorporated herein by reference. The foregoing description of the Second Option is qualified in its entirety by reference to such Exhibit.

As previously indicated, the effectiveness of the 2007 LIPA Agreements are conditioned upon the consummation of the Merger and the receipt of all governmental approvals, which are pending. The effectiveness of each of the 2007 LIPA Agreements is also conditioned upon all of the other 2007 LIPA Agreements becoming effective.

In addition to the 2007 LIPA Agreements, on July 19, 2007, LIPA signed an agreement addressing KeySpan's receipt of a Civil Investigative Demand ("CID") for the United States Department of Justice, Antitrust Division ("DOJ") regarding the DOJ's investigation into competitive issues in the New York City electric capacity market (see our June 6, 2007 Form 8-K).

The Letter Amendment to the Amended and Restated Management Services Agreement, dated as of June 29, 2007 (the "DOJ CID Letter Amendment") is between KeySpan, KeySpan Electric Services LLC, National Grid USA, LIPA and the Long Island Lighting Company d/b/a LIPA. The DOJ CID Letter Amendment amends the Amended and

Restated Management Services Agreement, dated as of January 1, 2006 (the "Amended MSA") (see our February 7, 2006 Form 8-K) to add an additional event of default, such that LIPA will have the contractual right to terminate the Amended MSA if, in connection with the DOJ's investigation referenced in the CID, (a) there is finding (through either a final, non-appeal judgment by a court of competent jurisdiction or final consent decree with the DOJ) that KeySpan or any of its affiliates violated Section 1 or 2 of the Sherman Act and (b) pursuant to which KeySpan or any of its affiliates is assessed or has agreed to be assessed a monetary or criminal penalty or sanction or is the subject of injunctive relief.

A copy of the DOJ CID Letter Amendment is attached hereto as Exhibit 99.8 and incorporated herein by reference. The foregoing description of the DOJ CID Letter Amendment is qualified in its entirety by reference to such Exhibit.

Item 9.01      Financial Statements and Exhibits.

Exhibit No.    Exhibit

99.1           Agreement  and  Waiver,  dated  as of  March  22,  2007,  between
               National Grid USA, KeySpan, KeySpan Electric Services LLC, KeySpan Generation LLC, KeySpan Energy Trading Services LLC, LIPA and the Long Island Lighting Company d/b/a LIPA

99.2           Amendment  to  the  Amended  and  Restated   Management  Services
               Agreement, dated as of March 22, 2007 between the Long Island Lighting Company d/b/a LIPA and KeySpan Electric Services LLC

99.3 Amendment to the Power Supply Agreement, dated as of March 22, 2007 between the Long Island Lighting Company d/b/a LIPA and KeySpan Generation LLC

99.4 Omnibus Gas Transportation and Balancing Agreement, dated as of March 22, 2007, between the Long Island Lighting Company d/b/a LIPA, the Long Island Power Authority, KeySpan, KeySpan Gas East Corporation and KeySpan Energy Trading Services LLC

99.5 Right of First Refusal Agreement, dated as of Mach 22, 2007 between the Long Island Lighting Company d/b/a LIPA and KeySpan Generation LLC

99.6 First Amendment to the Option and Purchase and Sale Agreement, dated as of March 22, 2007 between the Long Island Lighting Company d/b/a LIPA and KeySpan Generation LLC

99.7 Second Option and Purchase and Sale Agreement, dated as of March 22, 2007 between KeySpan Generation LLC and the Long Island Lighting Company d/b/a LIPA

99.8 Letter Amendment to the Amended and Restated Management Services Agreement, dated as of June 29, 2007 between KeySpan, KeySpan Electric Services LLC, National Grid USA, LIPA and the Long Island Lighting Company d/b/a LIPA


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           KEYSPAN CORPORATION

Dated: July 25, 2007                       By:/s/John J. Bishar, Jr.
                                              ----------------------
                                           Name:  John J. Bishar, Jr.
                                           Title: Executive Vice President,
                                                  General Counsel and Chief
                                                  Governance Officer

                                INDEX TO EXHIBITS
                                -----------------


Exhibit No. Exhibit                                                         Page
----------- -------                                                         ----


99.1        Agreement  and Waiver,  dated as of March 22, 2007,  between     11
            National Grid USA, KeySpan, KeySpan Electric Services LLC, KeySpan Generation LLC, KeySpan Energy Trading Services LLC,
            LIPA and the Long Island Lighting Company d/b/a LIPA

99.2        Amendment  to the Amended and Restated  Management  Services     40
            Agreement,  dated  as of March  22,  2007  between  the Long
            Island  Lighting  Company  d/b/a LIPA and  KeySpan  Electric
            Services LLC

99.3        Amendment to the Power Supply  Agreement,  dated as of March     50
            22, 2007 between the Long Island Lighting Company d/b/a LIPA and KeySpan Generation LLC

99.4        Omnibus Gas Transportation and Balancing Agreement, dated as     68
            of March 22, 2007, between the Long Island Lighting Company d/b/a LIPA, the Long Island Power Authority, KeySpan, KeySpan Gas East Corporation and KeySpan Energy Trading Services LLC

99.5        Right of First Refusal Agreement,  dated as of Mach 22, 2007     78
            between the Long Island Lighting Company d/b/a LIPA and KeySpan Generation LLC

99.6        First   Amendment  to  the  Option  and  Purchase  and  Sale     85
            Agreement,  dated  as of March  22,  2007  between  the Long
            Island  Lighting  Company d/b/a LIPA and KeySpan  Generation
            LLC

99.7        Second Option and Purchase and Sale  Agreement,  dated as of    174
            March 22, 2007 between  KeySpan  Generation LLC and the Long
            Island Lighting Company d/b/a LIPA

99.8        Letter  Amendment  to the  Amended and  Restated  Management    313
            Services Agreement, dated as of June 29, 2007 between KeySpan, KeySpan Electric Services LLC, National Grid USA,
            LIPA and the Long Island Lighting Company d/b/a LIPA




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